SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                         Electronics for Imaging, Inc.
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                          ELECTRONICS FOR IMAGING, INC.
                                303 Velocity Way
                          Foster City, California 94404

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on May 17, 2001

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ELECTRONICS FOR IMAGING, INC., a Delaware corporation (the "Company"), will be held on May 17, 2001 at 9:00 a.m., Pacific Daylight Time, at the Company's Corporate headquarters, 303 Velocity Way, Foster City, California 94404 for the following purposes:

     1. To elect seven (7) directors to serve for the ensuing year or until their successors are duly elected and qualified.

     2. To approve an amendment to the Company's 2000 Employee Stock Purchase Plan to implement an automatic share increase feature.

     3. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2001.

     4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 19, 2001 are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to vote either by telephone, by internet or to mark, sign, date and return the enclosed proxy for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.


                                   Sincerely,

                                   ________________________
                                   Joseph Cutts
                                   Secretary

Foster City, California
April 12, 2001


                             YOUR VOTE IS IMPORTANT

             IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING,
         YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                          ELECTRONICS FOR IMAGING, INC.

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ELECTRONICS FOR IMAGING, INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held Thursday, May 17, 2001 at 9:00 a.m., Pacific Daylight Time ("the Annual Meeting"), or at any adjournment or postponement thereof. The Annual Meeting will be held at the Company's corporate headquarters, 303 Velocity Way, Foster City, California 94404. The Company intends to mail this proxy statement and accompanying proxy card on or about April 12, 2001.

     At the Annual Meeting, the stockholders of the Company will be asked: (1) to elect seven directors to serve for the ensuing year or until their successors are duly elected and qualified; (2) to approve an amendment to the Company's 2000 Employee Stock Purchase Plan to implement an automatic share increase feature; (3) to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2001; and (4) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof. All proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, will be voted.

Voting Rights and Outstanding Shares

     Only stockholders of record at the close of business on March 19, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of March 19, 2001, the Company had outstanding and entitled to vote 53,192,037 shares of Common Stock. Each holder of record of Common Stock on such date will be entitled to one vote per each share on all matters to be voted upon by the stockholders and are not entitled to cumulate votes for the election of directors.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

     In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares present in person or by proxy at the Annual Meeting.

Solicitation

     The cost of preparing, assembling, printing and mailing the Proxy Statement, the Notice of Annual Meeting and the enclosed proxy, as well as the cost of soliciting proxies relating to the Annual Meeting will be borne by the Company. The Company will request banks, brokers, dealers and voting trustees or other nominees to solicit their customers who are beneficial owners of shares listed of record in names of nominees, and will reimburse such nominees for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by directors, officers and regular employees of the Company or, at the Company's request Corporate Investor Communications, Inc. No additional compensation will be paid to directors, officers or other regular employees of the Company for such services, but Corporate Investor Communications, Inc. will be paid its customary fee, estimated to be about $7,500, if it renders solicitation services.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at the Company's principal executive office, 303 Velocity Way, Foster City, California 94404, a written notice of revocation or a duly executed proxy bearing a later date or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Stockholder Proposals To Be Presented at Next Annual Meeting

     The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's annual meeting of stockholders to be held in the year 2002, pursuant to Rule 14a-8 of the Securities and Exchange Commission, is December 7, 2001. Unless a stockholder who wishes to bring a matter before the stockholders at the Company's annual meeting of stockholders notifies the Company of such matter prior to February 20, 2001, management will have discretionary authority to vote all shares for which it has proxies in opposition to such matter.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Nominees

     There are seven nominees for the seven board positions presently authorized by the Company's bylaws. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's seven nominees named below. Proxies cannot be voted for more Directors than the seven nominees named. In the event that any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible. Each person nominated for election has agreed to serve, and the Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified, or until such director's earlier death, resignation or removal.

     The names of the nominees, each of whom is currently a director of the Company elected by the stockholders or appointed by the Board, and certain information about them are set forth below:

Name of Nominee and Principle Occupation                                                        Age             Director Since
----------------------------------------                                                        ---             --------------
Gill Cogan                                                                                      48                   1992
Founding Partner of Lightspeed Venture Partners (a venture capital firm).

Jean-Louis Gassee                                                                               57                   1990
Chief Executive Officer, Be Inc. (an internet appliance software platform company).

Guy Gecht                                                                                       36                   2000
  Chief Executive Officer of the Company

James S. Greene                                                                                 47                   2000
Managing Director and Founder of Augusta Consulting Partners (a consulting firm).

Dan Maydan                                                                                      65                   1996
President, Applied Materials Inc. (a semiconductor manufacturing equipment company).

Fred Rosenzweig                                                                                 45                   2000
  President and Chief Operating Officer of the Company

Thomas I. Unterberg                                                                             70                   1990
Chairman, C.E. Unterberg Towbin (an investment banking firm).

     Mr. Cogan is a founding partner of Lightspeed Venture Partners established in 2000. Previously, he was managing general partner of Weiss, Peck & Greer Venture Partners, L.P since 1991. From 1986 to 1990, Mr. Cogan was a partner of Adler & Company, a venture capital group handling technology-related investments. From 1983 to 1985, he was chairman and chief executive officer of Formtek, an imaging and data management computer company, whose products were based upon technology developed at Carnegie-Mellon University. Mr. Cogan is currently a director of Airgate PCS and several privately held companies. Mr. Cogan holds a B.S. in Theoretical Physics and an MBA from the University of California at Los Angeles.

     Mr. Gassee is currently chief executive officer of Be Inc., a personal computer technology company, which he joined in 1990. Mr. Gassee served as the president of Apple Products, a division of Apple Computer, Inc. ("Apple"), a manufacturer of personal computers and related software, from August 1988 to February 1990. From June 1987 to August 1988, Mr. Gassee served as senior vice president of research and development of Apple, and from June 1985 to June 1987, he served as vice president of product development. He was also the founding general manager for Apple Computer France, SARL. Before joining Apple, Mr. Gassee was president and general manager of the French subsidiary of Exxon Business Systems. In addition, Mr. Gassee has held several management positions with Data General Corporation, including general manager for France, area manager for Latin countries and marketing manager for Europe. He also spent six years with Hewlett-Packard Company, where he served in several positions, including sales manager of Europe. Mr. Gassee is a director of Logitech and 3Com Corporation.

     Mr. Gecht was appointed Chief Executive Officer of the Company as of January 1, 2000. From July 1999 to January 2000, he served as President of the Company. From January 1999 to July 1999, he was Vice President and General Manager of Server Products. From October 1995 through January 1999, he served as Director of Software Engineering. Prior to joining the Company, Mr. Gecht was Director of Engineering at Interro Systems, a technology company, from 1993 to 1995. From 1991 to 1993, he served as Software Manager of ASP Computer Products, a networking company and from 1990 to 1991 he served as Manager of Networking Systems for Apple Israel, a technology company. From 1985 to 1990, he served as an officer in the Israeli Defense Forces, managing an engineering development team, and later was an acting manager of one of the IDF high-tech departments. Mr. Gecht holds a B.S. in Computer Science and Mathematics from Ben Gurion University in Israel.

     Mr. Greene is the founder and managing director of Augusta Consulting Partners. Prior to Augusta Partners, he was the chief executive officer and President of Abilizer Solutions Inc., a global player in the Enterprise Information Portal software business. Prior to Abilizer, Mr. Greene was a senior partner with accenture (formerly Andersen Consulting). Mr. Greene joined accenture in 1979 and left in 2000 as the Managing Partner of their Western Region along with running their .com business for Financial Services in the Americas. Mr. Greene received his B.A. in Economics and Mathematics from the University of California at Davis in 1976 and his M.B.A. from Santa Clara University in 1979. He serves on the Advisory Boards of Achex and OnePage.com.

     Dr. Maydan has been President of Applied Materials Inc., a semiconductor manufacturing equipment company, since January 1994 and a member of their Board of Directors since June 1992. From March 1990 to January 1994, Dr. Maydan served as Applied Material's Executive Vice President, with responsibility for all product lines and new product development. Before joining Applied Materials in September 1980, Dr. Maydan spent thirteen years managing new technology development at Bell Laboratories during which time he pioneered laser recording of data on thin-metal films and made significant advances in photolithography and vapor deposition technology for semiconductor manufacturing. In 1998, Dr. Maydan was elected to the National Academy of Engineering. He serves on the Board of Directors of Drexler Technology, and Komatsu Electronics Advisory Board. In addition, he serves on the Board of Directors of the San Jose
Symphony. Dr. Maydan received his B.S. and M.S. degrees in electrical engineering from Technion, the Israel Institute of Technology, and his Ph.D. in Physics from Edinburgh University in Scotland.

     Mr. Rosenzweig was appointed President of the Company as of January 1, 2000. Since July 1999 he served as Chief Operating Officer. From August 1998 to July 1999, Mr. Rosenzweig served as Executive Vice President. From January 1995 to August 1998, Mr. Rosenzweig served as Vice President, Manufacturing and Support. From May 1993 to

January 1995, Mr. Rosenzweig served as Director of Manufacturing. From July 1992 to May 1993, he was a plant general manager at Tandem Computers Corporation. From October 1989 to July 1992, Mr. Rosenzweig served as a systems and peripheral test manager at Tandem Computers Corporation. Mr. Rosenzweig holds a B.S. in Metallurgical Engineering from The Pennsylvania State University and an M.B.A. from the University of California at Berkeley.

     Mr. Unterberg is the co-founder and has served as a Chairman of C.E. Unterberg Towbin, an investment banking firm, since June 1989. He was a managing director of Shearson Lehman Hutton Inc. from January 1987 to January 1989. Prior to that, he was chairman of the board, chief executive officer and senior managing director of L.F. Rothschild, Unterberg, Towbin Holdings, Inc. and was associated with such firm or its predecessors from 1956. Mr. Unterberg is also a director of AES Corporation, Systems & Computer Technology Corporation and ECCS, Inc. Mr. Unterberg is a graduate of Princeton University and received an M.B.A. from the Wharton School, University of Pennsylvania.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

            The Company's Board of Directors recommends a vote "FOR"
                        all seven nominees listed above.


COMMITTEES OF THE BOARD OF DIRECTORS

Meetings of Board of Directors and Committees

     The Board of Directors of the Company held a total of seven (7) meetings during 2000. The Board of Directors has an Audit Committee and a Compensation Committee. Each director, except for Gill Cogan, attended 75% or more of the aggregate meetings of the Board of Directors and of the committees thereof, if any, upon which such director served during 2000.

     The Audit Committee consists of Director Cogan, Director Greene and Director Maydan. The Audit Committee conducted four telephone meetings during 2000. The Audit Committee approves the engagement of and the services to be performed by the Company's independent accountants and reviews the Company's accounting principles and its system of internal accounting controls.

     The Board adopted and approved a charter for the Audit Committee in May, 2000, a copy of which is attached hereto as Appendix A. The Board has determined that all members of the Audit Committee are "independent" as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers.

     The Compensation Committee consists of Directors Gassee and Unterberg and undertook its actions by unanimous written consent during 2000. The Compensation Committee reviews and approves the Company's executive compensation policy and administers the Company's Stock Plans.

     The Board of Directors does not have a nominating committee or any committee performing similar functions.

     In 2000, outside members of the Board of Directors received cash compensation in the amount of $15,000 per year plus $1,000 per Board of Directors meeting or $500 per Board of Directors meeting attended by telephone and $1,000 per Committee meeting attended, in addition to reimbursement of reasonable expenses incurred in attending meetings. In 2000, all outside members of the Board of Directors were each granted 25,000 options to purchase shares of the Company's common stock. The options granted to Messrs. Cogan, Gassee, Maydan and Unterberg on February 2, 2000 are exercisable starting November 1, 2000, with 25% of the options becoming exercisable on that date and then monthly thereafter (ratably), with full vesting on November 1, 2003. Mr. Greene was granted options on April 17, 2000, with 25% of the options becoming exercisable on April 14, 2001, and then ratably on a quarterly basis with full vesting on April 14, 2004. All options expire at the end of ten years.

                                  PROPOSAL TWO
               AMENDMENT TO THE 2000 EMPLOYEE STOCK PURCHASE PLAN

Proposed Amendment

     The Company's stockholders are being asked to approve an amendment to the 2000 Employee Stock Purchase Plan (the "2000 Purchase Plan") that will implement an automatic share increase feature pursuant to which the share reserve under the 2000 Purchase Plan will automatically increase on the first trading day in January of each calendar year during the term of the 2000 Purchase Plan, beginning with calendar year 2001 and continuing through calendar year 2006, by an amount equal to one half of one percent (0.5%) of the total number of shares of common stock outstanding on the last trading day of December in the immediately preceding calendar year (subject to a maximum increase of 2.5 million shares). This would result in an increase of approximately 250,000 shares in year one, based on the shares outstanding at December 31, 2000. A copy of the amended 2000 Purchase Plan is attached hereto as Appendix B.

     The purpose of the share increase is to ensure that the Company will continue to have a sufficient reserve of Common Stock available under the 2000 Purchase Plan to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase program designed to operate in compliance with Section 423 of the Internal Revenue Code.

     The amendment to the 2000 Purchase Plan that is the subject of this Proposal 2 was adopted by the Board on April 2, 2001 and remains subject to stockholder approval. If approved, the total number of shares of Common Stock authorized for issuance under the 2000 Purchase Plan will increase automatically by an amount equal to one-half of one percent (0.5%) annually from calendar year 2001 through calendar year 2006, but in no event will such increase exceed 2.5 million shares annually.

     The affirmative vote of a majority of the shares of the Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for the approval of the automatic share increase provision to the 2000 Purchase Plan. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. Should such stockholder approval not be obtained, then the automatic share increase provision will not be implemented, and any purchase rights granted on the basis of that increase will immediately terminate. No additional purchase rights will be granted on the basis of such share increase, and the 2000 Purchase Plan will terminate once the existing share reserve has been issued.

      The Company's Board of Directors recommends a vote "FOR" Proposal 2.


Description of the 2000 Purchase Plan

     The essential features of the 2000 Purchase Plan are summarized below. This summary does not purport to be a complete description of all the provisions of the 2000 Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Foster City, California.

Purpose

     The purpose of the 2000 Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the 2000 Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's approximately 895 employees are eligible to participate in the 2000 Purchase Plan.

     The rights to purchase Common Stock granted under the 2000 Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

Administration

     The Board administers the 2000 Purchase Plan and has the final power to construe and interpret both the 2000 Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the 2000 Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of the Company will be eligible to participate in the 2000 Purchase Plan. The Board also may impose vesting restrictions, restrictions on transferability or other similar conditions on shares purchased under the 2000 Purchase Plan, as it determines to be appropriate.

     The Board has the power to delegate administration of the 2000 Purchase Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the 2000 Purchase Plan to the Compensation Committee of the Board. As used herein with respect to the 2000 Purchase Plan, the "Board" refers to any committee the Board appoints, as well as to the Board itself.

Offerings

     The 2000 Purchase Plan is implemented by periodic offerings of rights to all eligible employees from time to time, as determined by the Board. The maximum period of time for an offering is 27 months. The Board, when establishing an offering, will determine the specific terms for such offering within the criteria permitted by the 2000 Purchase Plan, including the length of the offering and the date or dates on which purchases will occur during the offering.

     The Board also may provide for additional benefits to be extended to participants outside the scope of Section 423 of the Code, in addition to or in conjunction with an offering under the 2000 Purchase Plan, in the form of vested or unvested shares of Common Stock awarded outside of the 2000 Purchase Plan, cash or other property. The receipt of any such additional benefits, if provided, may be conditioned on continued employment, the holding of shares purchased under the 2000 Purchase Plan for a specified period or other events determined by the Board to be appropriate. Any such additional benefits will be fully taxable to participants under the Code and shall not be eligible for the favorable treatment available to rights granted under an employee stock purchase plan provided by Section 423 of the Code (see "Federal Income Tax Information" below).

Eligibility

     The Board has the discretion, from time to time, and within the parameters specified in the 2000 Purchase Plan, to establish the eligibility requirements for employees to participate in any offering under the 2000 Purchase Plan, including whether employees of any of the Company's subsidiaries are eligible and the length of time (if any) an employee must have been employed by the Company or a participating subsidiary in order to become eligible. However, the period of employment for eligibility may not exceed two years. In addition, the Board may exclude employees who customarily work 20 or fewer hours per week or five or fewer months per year.

     No employee is eligible to participate in the 2000 Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may accrue rights to purchase Common Stock under the 2000 Purchase Plan at an annual rate that would exceed $25,000 worth of shares of Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company and its affiliates.

Participation in the 2000 Purchase Plan

     Eligible employees will enroll in the 2000 Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions from such employees' compensation during the offering. The Board for each offering shall define "compensation" that will be taken into account for such purpose (for example, as base salary only or as total compensation, including bonuses and commissions, etc.). The Board also shall designate the maximum amount of such compensation, not exceeding 10 percent thereof, that a participant may have withheld and contributed during the offering.

Purchase Price

     The purchase price per share at which shares of Common Stock are sold in an offering under the 2000 Purchase Plan will be established by the Board prior to the commencement of the offering, but such price shall in no event be less than the lower of (i) 85 percent of the fair market value of a share of Common Stock on the date the right to purchase such shares was granted (generally the first day of the offering) or (ii) 85 percent of the fair market value of a share of Common Stock on the applicable purchase date.

Payment of Purchase Price; Payroll Deductions

     The purchase price of the shares is accumulated by payroll deductions over the course of an offering. A participant may increase, reduce, or terminate his or her payroll deductions during an offering to the extent provided by the Board in the terms of the offering. The Board also may provide the extent to which eligible employees, including employees who were not yet eligible at the start of the offering, may commence participating in an offering after the offering already has begun.

     All payroll deductions made for a participant will be credited to his or her account under the 2000 Purchase Plan and deposited with the general funds of the Company. A participant may not make additional payments into such account, unless specifically provided for in the offering terms and only if the maximum permitted amount has not already been withheld.

Purchase of Stock

     On each purchase date under the 2000 Purchase Plan, the balance of payroll deductions then held by the Company for the account of each participant will be applied to the purchase of shares of Common Stock for the participant. In connection with each offering under the 2000 Purchase Plan, the Board may specify a maximum number of shares of Common Stock an employee may be granted the right to purchase on each purchase date or during an offering and a maximum aggregate number of shares of Common Stock that may be purchased by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of Common Stock available, then the Board will make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued (see "Withdrawal" below), his or her right to purchase shares is exercised automatically on each purchase date at the applicable price.

Withdrawal

     A participant may withdraw from a given offering under the 2000 Purchase Plan by terminating his or her payroll deductions and by delivering to the Company a notice of such withdrawal. The terms of an offering established by the Board may limit withdrawals to specified periods prior to a purchase date.

     Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of Common Stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated.

Termination of Employment

     Rights granted pursuant to any offering under the 2000 Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

     Rights granted under the 2000 Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

Duration, Amendment and Termination

     The 2000 Purchase Plan has no fixed expiration date although the Board may suspend or terminate the 2000 Purchase Plan at any time. The Board may also amend the 2000 Purchase Plan at any time. Any amendment of the 2000 Purchase Plan must be approved by the Company's stockholders within 12 months of its adoption by the Board if the amendment would require stockholder approval in order for the 2000 Purchase Plan to comply with Section 423 of the Code or Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     Rights granted before amendment or termination of the 2000 Purchase Plan may not be impaired by any amendment or termination of the 2000 Purchase Plan without consent of the employee to whom such rights were granted, except as may be necessary to comply with any applicable law or Section 423 of the Code.

Effect of Certain Corporate Events

     In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation either will assume the rights under the 2000 Purchase Plan or substitute similar rights, or the purchase date under any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to, or concurrent with, any such event.

Stock Subject to 2000 Purchase Plan

     If rights granted under the 2000 Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again becomes available for issuance under the 2000 Purchase Plan. In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in capital structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the class and maximum number of securities subject to the 2000 Purchase Plan and the class and number of shares and price per share of stock subject to each outstanding purchase right.

Federal Income Tax Information

     Rights granted under the 2000 Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

     A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant until the sale or disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

     If the stock is sold or otherwise disposed of more than two years after the granting of the right to purchase the stock (typically, the beginning of the offering period) and more than one year after the purchase date on which the stock is sold to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (ii) the excess of the fair market value of the stock as of the time the right was granted over the purchase price (determined as of the time the right was granted) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

     If the stock is sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is recognized by the participant, and a capital loss is realized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

     There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the 2000 Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).


                                 PROPOSAL THREE
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     During the fiscal year ended December 31, 2000, PricewaterhouseCoopers, LLP provided various audit, audit related and non-audit services to the Company as follows:

     a. Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal year 2000 annual financial statements and review of financial statements in the Company's Form 10-Q Reports: approximately $290,100;

     b. Financial Information Systems Design and Implementation Fees: $0;

     c. All Other Fees: approximately $252,800.

     The Audit Committee of the Board has considered whether provision of the services described in sections (b) and (c) above is compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected PricewaterhouseCoopers LLP's independence.

     The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001, and recommends that stockholders vote for ratification of such appointment. PricewaterhouseCoopers LLP has audited the Company's financial statements since 1992.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

      The Company's Board of Directors unanimously recommends a vote "FOR"
        the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants.

                               SECURITY OWNERSHIP

     Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of Common Stock of the Company as of March 19, 2001 by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director, (iii) each executive officer listed in the Summary
Compensation Table, and (iv) all executive officers and directors as a group.

                                                                                     Common Stock
                                                                            ---------------------------
                                                                            No. of               Percent
                Name of Beneficial Owner (1)                                Shares                Owned
                ----------------------------                                ------                -----
J&W Seligman & Company.................................................    5,246,400               9.9%
100 Park Avenue
New York, New York  10017

Fred Rosenzweig (2)....................................................      208,125                 *

Guy Gecht (3) .........................................................      143,003                 *

Janice Smith (4).......................................................      138,830                 *

Thomas Unterberg (5)...................................................      131,625                 *

Joseph Cutts (6).......................................................       41,655                 *

Gill Cogan (5).........................................................       39,625                 *

Dan Maydan (7) ........................................................       31,385                 *

Jean-Louis Gassee (8)..................................................       29,625                 *

James S. Greene (9)  ..................................................        6,250                 *

All executive officers and directors as a group (10 persons) (10) .....     801,1231               1.5%


----------------
*    Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 53,192,037 shares outstanding on May 19, 2001 adjusted as required by rules promulgated by the Securities and Exchange Commission (the "SEC").

(2) Includes 198,125 shares of Common Stock issuable upon exercise of options granted to Mr. Rosenzweig under the 1990 and/or 1999 Stock Plan which are exercisable within 60 days of March 19, 2001.

(3) Includes 137,250 shares of Common Stock issuable upon the exercise of options granted to Mr. Gecht under the 1990 and/or 1999 Stock Plans which are exercisable within 60 days of March 19, 2001.

(4) Includes 128,830 shares of Common Stock issuable upon exercise of options granted to Ms. Smith under the 1990 and/or 1999 Stock Plan which are exercisable within 60 days of March 19, 2001.


                                       15


(5) Includes 29,625 shares of Common Stock issuable upon exercise of options granted to Messrs. Unterberg and Cogan under the 1990 and/or 1999 Stock Plan which are exercisable within 60 days of March 19, 2001.

(6) Includes 40,950 shares of Common Stock issuable upon exercise of options granted to Mr. Cutts under the 1990 and/or 1999 Stock Plan which are exercisable within 60 days of March 19, 2001.

(7) Includes 29,825 shares of Common Stock issuable upon exercise of options granted to Mr. Maydan under the 1990 and/or 1999 Stock Plan which are exercisable within 60 days of March 19, 2001.

(8) Consists solely of 29,625 shares of Common Stock issuable upon exercise of options granted to Mr. Gassee under the 1990 and/or 1999 Stock Plan which are exercisable within 60 days of March 19, 2001.

(9) Consists solely of 6,250 shares of Common Stock issuable upon exercise of options granted to Mr. Greene under the 1990 and/or 1999 Stock Plan which are exercisable within 60 days of March 19, 2001.

(10) Includes an aggregate of 630,105 shares of Common Stock issuable upon the exercise of options granted to executive officers and directors collectively under the 1989, 1990 and 1999 Stock Plans which are exercisable within 60 days of March 19, 2001.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of security ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Form 5 filings were required, the Company believes that during the period from January 1, 2000 to December 31, 2000, all Section 16(a) filing requirements applicable to officers, directors or greater than ten percent beneficial owners were complied with.

                               EXECUTIVE OFFICERS

The following table lists certain information regarding executive officers as of March 19, 2001.

Name                    Age      Position
----                    ---      --------

Guy Gecht               36       Chief Executive Officer

Fred Rosenzweig         45       President and Chief Operating Officer

Joseph Cutts            37       Chief Financial Officer and Corporate Secretary


     Mr. Gecht was appointed Chief Executive Officer of the Company as of January 1, 2000. From July 1999 to January 2000, he served as President of the Company. From January 1999 to July 1999, he was appointed Vice President and General Manager of Server Products. From October 1995 through January 1999, he served as Director of Software Engineering. Prior to joining the Company, Mr. Gecht was Director of Engineering at Interro Systems, a technology company, from 1993 to 1995. From 1991 to 1993, he served as Software Manager of ASP Computer Products, a networking company and from 1990 to 1991 he served as Manager of Networking Systems for Apple Israel, a technology company. From 1985 to 1990, he served as an officer in the Israeli Defense Forces, managing an engineering development team, and later was an acting manager of one of the IDF high-tech departments. Mr. Gecht holds a B.S. in Computer Science and Mathematics from Ben Gurion University in Israel.

     Mr. Rosenzweig was appointed President of the Company as of January 1, 2000. Since July 1999 he served as Chief Operating Officer. From August 1998 to July 1999, Mr. Rosenzweig served as Executive Vice President. From January 1995 to August 1998, Mr. Rosenzweig served as Vice President, Manufacturing and Support. From May 1993 to January 1995, Mr. Rosenzweig served as Director of Manufacturing. From July 1992 to May 1993, he was a plant general manager at Tandem Computers Corporation. From October 1989 to July 1992, Mr. Rosenzweig served as a systems and peripheral test manager at Tandem Computers Corporation. Mr. Rosenzweig holds a B.S. in Metallurgical Engineering from The Pennsylvania State University and an M.B.A. from the University of California at Berkeley.

     Mr. Cutts was appointed Chief Financial Officer and Corporate Secretary of EFI in April 2000. From January 1999 until April 2000, Mr. Cutts served as EFI's Vice President of Finance. From March 1997 to January 1999, Mr. Cutts served as Director of Finance of EFI. Mr. Cutts served as the Director of Finance for the Nestle Beverage Company from June 1994 until he joined EFI in March 1997. Mr. Cutts holds his B.S. from The Pennsylvania State University and his M.B.A. from Northwestern University.

                             EXECUTIVE COMPENSATION

Compensation of Executive Officers

     The following table sets forth certain summary information regarding compensation paid by the Company for services rendered during the fiscal years ended December 31, 2000, 1999 and 1998 to all individuals serving as the Company's Chief Executive Officer during the last complete fiscal year and its four most highly compensated executive officers other than the Chief Executive Officer ("Named Officer").

                                                 Summary Compensation Table

                                                                                           Long-Term
                                                                                         Compensation
                                                            Annual Compensation              Awards
                                                         ------------------------           -------            All Other
                                                         Salary          Bonus             Number Of         Compensation
Name and Principal Position                    Year      ($) (1)        ($) (1)             Options               ($)
---------------------------                    ----      -------      -----------           -------           ----------
Guy Gecht                                      2000      410,000      252,304 (2)           135,000           10,400 (6)
Chief Executive Officer                        1999      257,500      216,016 (3)           110,000            5,600 (6)


Janice Smith (8)                               2000      250,000       76,922 (2)            60,000            4,800 (5)
Former Vice President, Marketing               1999      201,250      121,812 (3)            50,000            4,800 (5)
And Human Resources                            1998      165,000      106,891 (4)            30,000            4,800 (5)

Fred Rosenzweig                                2000      410,000      252,304 (2)           125,000            8,000 (6)
President and                                  1999      306,250      263,951 (3)           110,000            8,000 (6)
Chief Operating Officer                        1998      242,500      202,167 (4)            37,000            4,800 (5)

Eric Saltzman (9)                              2000      223,706       34,786 (2)            70,000            6,400 (6)
Former Chief Financial Officer and             1999      248,750      143,601 (3)            60,000            8,000 (6)
Corporate Secretary                            1998      212,500      143,750 (4)            30,000            4,800 (5)

Joseph Cutts (10)                              2000      241,410       72,614 (2)            45,000            6,500 (6)
Chief Financial Officer and
Corporate Secretary


(1) Amounts shown include cash and non-cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers.

(2) Represents bonuses accrued in 2000 under the Executive Bonus Plan and paid in February 2001.

(3) Represents bonuses accrued in 1999 under the Executive Bonus Plan and paid in February 2000.

(4) Represents bonuses accrued in 1998 under the Executive Bonus Plan and paid in January 1999.

(5)  Automobile allowance.

(6) Represents the matching contribution which the Company made on behalf of each Named Officer to the Company's 401(k) Plan and automobile allowance.

(7) Represents the matching contribution which the Company made on behalf of each Named Officer to the Company's 401(k) Plan.

(8) Ms. Smith resigned as Vice President, Marketing and Human Resources of the Company in January, 2001.

(9) Mr. Saltzman resigned as Chief Financial Officer of the Company in April, 2000.

                                       18



(10) Mr. Cutts was appointed Chief Financial Officer of the Company in April, 2000.


Executive Incentive Plans

     The Compensation Committee of the Company's Board of Directors has adopted a bonus plan for its executive officers. Target bonuses under the Bonus Plan have been established based on a factor of the individual's annual salary for 2001 and are 100%, 75%, and 60% for Messrs. Gecht, Rosenzweig and Cutts, respectively. Under the bonus plan, the target bonus established for all participants is based on the individual's and the Company's performances. Payment of target bonuses related to the Company's performance is contingent upon the achievement of certain minimum operating profit and revenue goals. If minimum operating profit and revenue goals are not achieved, bonus awards based on individual performance could still be made.

Compensation of Directors

     In 2000, outside members of the Board of Directors received cash compensation in the amount of $15,000 per year plus $1,000 per Board of Directors meeting attended in person or $500 per Board of Directors meeting attended by telephone and $1,000 per Committee meeting attended, in addition to reimbursement of reasonable expenses incurred in attending meetings. In 2000, all outside members of the Board of Directors were each granted 25,000 options to purchase shares of the Company's common stock. The options granted to Messrs. Cogan, Gassee, Maydan and Unterberg on February 2, 2000 are exercisable starting November 1, 2000, with 25% of the options becoming exercisable on that date and then monthly thereafter (ratably), with full vesting on November 1, 2003. Mr. Greene was granted options on April 17, 2000, with 25% of the options becoming exercisable on April 14, 2001, and then ratably on a quarterly basis with full vesting on April 14, 2004. All options expire at the end of ten years. See "Committees of the Board of Directors - Meetings of Board of Directors and Committees."

                        STOCK OPTION GRANTS AND EXERCISES

     The following table sets forth information regarding stock option grants made during the fiscal year ended December 31, 2000 to each of the Named Officers in the Summary Compensation Table.


                                      Option Grants in Fiscal Year Ended December 31, 2000

                                                   Individual Grants
                           -------------------------------------------------------------              Potential Realizable
                             Number         of Total                                              Value at Assumed Annual Rates
                           Of Shares        Options                                              of Stock Price Appreciation for
                           Underlying     Granted to         Exercise                                     Option Term (3)
                            Options        Employees          Price           Expiration            ---------------------------
                           Granted (1)      in 2000         Per Share           Date (2)               5%               10%
                           -----------      -------         ---------           --------               --               ---
Joseph Cutts                 45,000           0.5%          $45.1880            1/31/10             $1,277,947       $3,238,058

Guy Gecht                   135,000           1.5%           45.1880            1/31/10              3,833,840        9,174,173

Janice Smith                 60,000           0.7%           45.1880            1/31/10              1,869,374        4,581,716

Fred Rosenzweig             125,000           1.4%           45.1880            1/31/10              3,549,852        8,994,605

Eric Saltzman                70,000           0.8%           45.1880            1/31/10              2,180,936        4,581,716


(1) Options granted on February 2, 2000 are exercisable beginning on November 1, 2000, with 25% of the options becoming exercisable on that date and then monthly thereafter (ratably), with full vesting on November 1, 2003. Each grant was made at an exercise price equal to the fair market value on the date of grant.

(2) The options have a term of 10 years, subject to earlier termination in certain events related to termination of employment.

(3) The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC and do not represent the Company's estimate or projection of its future Common Stock price.

     The following table sets forth information regarding exercises of stock options during the fiscal year ended December 31, 2000 by each of the Named Officers in the Summary Compensation Table.

                                   Aggregated Option Exercises in Fiscal Year Ended
                                  December 31, 2000 and Fiscal Year End Option Values

                                                                  Number of                  Value of Unexercised
                                                             Unexercised Options             In-the-Money Options
                        Shares                                  at 12/31/00                     at 12/31/00 (2)
                      Acquired on      Value           ------------------------------     ----------------------------
Name                   Exercise      Realized(1)       Exercisable      Unexercisable     Exercisable    Unexercisable
----                   --------      -----------       -----------      -------------     -----------    -------------
Guy Gecht               4,625        $ 34,615           104,437            179,001         $  1,367          $   684

Fred Rosenzweig            --              --           171,354            175,646           14,922            2,891

Joseph Cutts               --              --            26,762             62,088               --               --

Janice Smith            7,000         339,383           116,330             86,750          135,881            2,344

(1) This amount represents the market value of the underlying securities on the exercise date minus the exercise price of such options.

(2) This amount represents the market value of the underlying securities relating to "in-the-money" options at December 31, 2000 minus the exercise price of such options.


                              EMPLOYMENT AGREEMENTS

     The  Company  entered  into  employment  agreements  with  Mr.  Gecht,  Mr.
Rosenzweig, Mr. Saltzman and with Ms. Smith in March 2000, and Mr. Cutts in April, 2000, whereby each executive's employment shall continue to be "at will." The employment agreements state an annual base salary, subject to any increases annually as the Company's Board shall authorize from time to time in connection with an annual review and provides for such performance bonus amounts as the Company's Board authorizes. In addition, the employment agreements contain certain provisions that take effect upon a change in control of the Company. If the executive's employment is involuntarily or constructively terminated other than for cause within a period beginning 90 days before and ending 18 months after a change of control, the executive will be entitled to a lump sum severance payment in an amount equal to one-half of his then current annual salary and bonus. All employment agreements terminate upon the earlier of (i) the date that all obligations of the parties thereunder have been satisfied,
(ii) March 8, 2003 or (iii) eighteen (18) months after a change of control unless the Executive's employment terminates as a result of involuntary or constructive termination.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Committee Report

     The Report of the Compensation Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the
"Securities Act") or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

     The Compensation/Stock Option Committee (the "Committee") of the Board of Directors sets the compensation of the Chief Executive Officer, reviews the design, administration and effectiveness of compensation programs for other key executives, and approves stock option grants for all executive officers. The Committee, serving under a charter adopted by the Board of Directors, is composed entirely of outside directors who have never served as officers of the Company.

Compensation Philosophy and Objectives

     The Company operates in the extremely competitive and rapidly changing high technology industry. The Committee believes that the compensation programs for the executive officers should be designed to attract, motivate and retain talented executives responsible for the success of the Company and should be determined within a competitive framework and based on the achievement of designated financial targets and individual contribution. Within this overall philosophy, the Committee's objectives are to:

     o Offer a total compensation program that takes into consideration the compensation practices of a group of specifically identified peer companies (the "Peer Companies") and other selected companies with which the Company competes for executive talent.

     o Provide annual variable incentive awards that take into account the Company's overall financial performance in terms of designated corporate objectives and the relative performance of the Peer Companies as well as individual contributions.

     o   Align the  financial  interests  of  executive  officers  with those of
         stockholders   by   providing   significant   equity-based,   long-term
         incentives.

Compensation Components and Process

     The three major components of the Company's executive officer compensation are (i) base salary, (ii) commissions and bonuses, and (iii) stock options.

     The Committee determines the compensation levels for the executive officers with the assistance of the Company's Human Resources Department, which works with an independent consulting firm that furnishes the Committee with executive compensation data drawn from a nationally recognized survey of similarly sized technology companies which have been identified as the Peer Companies.

     The positions of the Company's CEO and executive officers were compared with those of their counterparts at the Peer Companies, and the market compensation levels for comparable positions were examined to determine base salary, target incentives and total cash compensation. In addition, the practices of the Peer Companies concerning stock option grants were reviewed and compared.

     Base Salary. The base salary for each executive officer is determined at levels considered appropriate for comparable positions at the Peer Companies.

     Commissions and Bonuses. To reinforce the attainment of Company goals, the Committee believes that a substantial portion of the annual compensation of each executive officer should be in the form of variable incentive pay. The annual incentive pool for executive officers is determined on the basis of the Company's achievement of the financial performance targets established at the beginning of the fiscal year and also includes a range for the executive's contribution. The incentive plan sets a threshold level of Company performance based on both revenue and profit before interest and taxes that must be attained before any incentives are awarded. Once the fiscal year's threshold is reached, specific formulas are in place to calculate the actual incentive payment for each officer. A target is set for each executive officer based on targets for comparable positions at the Peer Companies and is stated in terms of an escalating percentage of the officer's base salary for the year.

     Stock Options. The Company's Stock Plans are long-term incentive plans for all employees. These plans are intended to align stockholder and employee interests by creating a direct link between long-term rewards and the value of the Company's shares. The Compensation Committee believes that long-term stock ownership by executive officers and all employees is an important factor in achieving above average growth in share value and in retaining valued employees. Since the value of an option bears a direct relationship to the Company's stock price, the Compensation Committee believes that options motivate executive officers and employees to manage the Company in a manner which will benefit all stockholders.

     The Stock Plans authorize the Compensation Committee to award stock options to employees at any time. Options are generally granted at the time of initial employment with the Company, and at later dates at the discretion of the Compensation Committee. The size of initial and subsequent grants are determined by a number of factors including comparable grants to executive officers and employees by other companies which compete in the Company's industry. The exercise price per share of the stock options is equal to the prevailing market value of a share of the Company's Common Stock on the date the options are granted.

     CEO Salary. The annual base salary for Mr. Gecht was established by the Compensation Committee in October 1999 for the period October 1999 to September 2000 at $400,000. The Compensation Committee set Mr. Gecht's base salary in October 2000 for the period October 2000 to January 2001 at $440,000. Effective Febraury 2001, the Compensation Committee set Mr. Gecht's base salary at $480,000. The Compensation Committee's decision was based on both Mr. Gecht's personal performance of his duties and the salary levels paid to chief executive officers of the Peer Companies. Mr. Gecht's 2000 fiscal year incentive compensation was based on the actual financial performance of the Company in achieving designated corporate objectives. Mr. Gecht's incentive compensation was based on the incentive plan used for all executive officers and provided no dollar guarantees. The option grant made to Mr. Gecht during the 2000 fiscal year was awarded within substantially the same timeframe the Compensation Committee granted stock options to other employees under the Company's broad-based stock option program. The option grant made to Mr. Gecht was based upon his performance and leadership with the Company and placed a significant portion of his total compensation at risk, since the value of the option grant depends upon the appreciation of the Company's Common Stock over the option term.

     The Compensation Committee believes that the Company's success is dependent in part upon the efforts of its chief executive officer, and as a result, the Company entered into a three-year employment agreement with Mr. Gecht in March 2000 (see "Employment Agreements").


                                            Submitted by:


                                            Jean-Louis Gassee
                                            Member of the Compensation Committee


                                            Thomas I. Unterberg
                                            Member of the Compensation Committee

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Jean-Louis Gassee has served on the Compensation Committee of the Board of Directors from its formation in August 1992 through December 31, 2000. Thomas I. Unterberg has served on the Compensation Committee of the Board of Directors from his appointment in February 1995 through December 31, 2000. No member of this Committee was at any time during the 2000 fiscal year or at any other time an officer or employee of the Company.

     No executive officer of Electronics For Imaging, Inc. served on the board of directors or compensation committee of any entity that includes one or more members of the Board of Directors of Electronics for Imaging, Inc.


                              RELATED TRANSACTIONS

     The Company has entered into employment agreements with certain of its executive officers. See "Employment Agreements."


           COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation of over $1 million paid to any one of the corporation's chief executive officer and four other most highly compensated executive officers for any single fiscal year. Qualifying performance-based compensation is not subject to such limitation if certain requirements are met. Because the Company's 1989 Stock Plan, 1990 Stock Plan and 1999 Equity Incentive Plan may not satisfy the requirements of Section 162(m) with respect to the options granted thereunder, the Compensation Committee may take action in the future to comply with these requirements. Given the current levels of cash compensation paid to the Company's executive officers, the Compensation Committee is not expected to take any action with respect to the cash elements of the Company's executive compensation program at this time, but will evaluate possible action, to the extent consistent with other objectives of the Company's compensation program, if the cash compensation of any executive officer approaches the $1 million level in the future.


                      COMPARISON OF CUMULATIVE TOTAL RETURN
            AMONG ELECTRONICS FOR IMAGING, INC., NASDAQ US INDEX AND
                    NASDAQ COMPUTERS AND MANUFACTURERS INDEX

     The stock price performance graph below includes information required by the SEC and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

     The following graph demonstrates a comparison of cumulative total returns based upon an initial investment of $100 in the Company's Common Stock as compared with the NASDAQ US Index and the NASDAQ Computers and Manufacturers Index. The stock price performance shown on the graph below is not necessarily indicative of future price performance and only reflects the Company's relative stock price for the five-year period ending on December 31, 2000. All values assume reinvestment of dividends and are calculated at December 31 of each year.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]


--------------           -----------------------
                            Nasdaq
                           Computer
                         Manufacturer   Nasdaq
    Date          EFI       Stocks        US
--------------           -----------------------
  12/29/95         100         100          100
  12/31/96         188    133.8891     123.0362
  12/31/97          76    161.7867     150.6928
  12/31/98    182.8571    351.8864      212.509
  12/31/99    265.7143    746.2799     394.9215
  12/29/00    63.71657      420.46      237.618

                             AUDIT COMMITTEE REPORT

     The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of
Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

     The following is the report of the audit committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000, included in the Company's Annual Report on Form 10-K for that year.

     The audit committee has reviewed and discussed these audited financial statements with management of the Company.

     The audit committee has discussed with the Company's independent auditors, PricewaterhouseCoopers LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) as amended, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

     The audit committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") as amended, and has discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP from the Company.

     Based on the review and discussions referred to above in this report, the audit committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                                 Submitted by the Audit
                                                 Committee of the Board
                                                 of Directors:

                                                 Gill Cogan
                                                 Member of the Audit Committee

                                                 Dan Maydan
                                                 Member of the Audit Committee

                                                 James S. Greene
                                                 Member of the Audit Committee

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.


                                              By Order of the Board of Directors

                                              /s/ Joseph Cutts
                                              ______________________________
                                              Joseph Cutts
                                              Secretary


Dated:  April 12, 2001


     A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2000 is available without charge upon written request to: Corporate Secretary, Electronics for Imaging, Inc., 303 Velocity Way, Foster City CA 94404.

                                   Appendix A

                          ELECTRONICS FOR IMAGING, INC.
                             AUDIT COMMITTEE CHARTER
                              Adopted: May 02, 2000


Purpose

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other material financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.


Membership

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

Accordingly, all of the members will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

Key Responsibilities

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

o The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ('SAS') No. 61.

o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

o The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

o    The Committee shall:

     o request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

     o discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

     o recommend that the Board take appropriate action to oversee the independence of the outside auditor.

o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

Other Matters

The Committee shall prepare such reports as are required by the Securities and Exchange Commission for the inclusion in the Company's annual proxy statement and maintain minutes of its meetings.

                                   Appendix B

                          ELECTRONICS FOR IMAGING, INC.

                    AMENDED 2000 EMPLOYEE STOCK PURCHASE PLAN

                         Effective Date: August 1, 2000


1. PURPOSE.

         (a) The purpose of this 2000 Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Electronics for Imaging, Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2. ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a committee as provided in subparagraph 2(c). Whether or not the Board has delegated administration the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

                  (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

                  (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (iv) To amend the Plan as provided in paragraph 13.

                  (v) Generally, to exercise such powers and to perform such acts as the Board or the Committee deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

         (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3. SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the number of shares of Common Stock initially reserved for issuance over the term of the Plan shall be limited to four hundred thousand (400,000) shares of the Company's common stock (the "Common Stock").

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

         (c) The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2001 and continuing through calendar year 2006, by an amount equal to one half of one percent (0.5%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 2.5 million shares. Such increase was authorized by the Board in April 2001 and remains subject to shareholder approval at the 2001 Annual Meeting.

4. GRANT OF RIGHTS; OFFERING.

         (a) The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

         (b) If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised.

5. ELIGIBILITY.

         (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for more than twenty (20) hours per week and more than five (5) months per calendar year.

         (b) The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

                  (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

                  (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

                  (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

         (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

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


         (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

         (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board or the Committee may provide in an Offering that certain employees who are highly compensated employees within the meaning of
     Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6. RIGHTS; PURCHASE PRICE.

         (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding ten percent (10%) of such employee's Earnings (as defined by the Board for each Offering) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (each of which is hereinafter referred to as a "Purchase Date") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

         (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

         (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

                  (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

                  (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

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


7. PARTICIPATION; WITHDRAWAL; TERMINATION.

         (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings (as defined by the Board for each Offering) during the Offering. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

         (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's right to acquire Common Stock under that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

         (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of a participant's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

         (d) Rights granted under the Plan shall not be transferable by a participant other than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14, and during a participant's lifetime, shall be exercisable only by such participant.

8. EXERCISE.

         (a) On each Purchase Date specified in the relevant Offering, each participant's accumulated payroll deductions and any other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. Unless otherwise provided for in the applicable Offering, no fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next

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


     Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of Common Stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

         (b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the
     "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised then all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9. COVENANTS OF THE COMPANY.

         (a) During the terms of the rights granted under the Plan, the Company shall at all times make reasonable efforts to keep available the number of shares of stock required to satisfy such rights, provided that this section shall not require the Company to take any action that would result in adverse tax, accounting or financial consequences to the Company.

         (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10. USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock to participants pursuant to rights granted under the Plan shall constitute general funds of the Company.

11. RIGHTS AS A STOCKHOLDER.

     A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shares acquired upon exercise of rights hereunder are recorded in the books of the Company (or its transfer agent).

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


12. ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

         (b) In the event of: (1) a dissolution  or  liquidation of the Company;
     (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, as determined by the Board in its sole discretion, (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13. AMENDMENT OF THE PLAN.

         (a) The Board or the Committee at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment if such amendment requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act.

         (b) The Board or the Committee may amend the Plan in any respect the Board or the Committee deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

         (c) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14. DESIGNATION OF BENEFICIARY.

         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice in the form prescribed by the Company. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board or the Committee in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective on August 1, 2000 (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, which date may be prior to the Effective Date.

                                       38